Exhibit 32.1           CERTIFICATION  PURSUANT  TO  18  U.S.C.  SECTION  1350,
                       AS  ADOPTED  PURSUANT  TO  SECTION  906  OF  THE
------------           SARBANES-OXLEY ACT OF 2002



        In connection with the Annual Report of U. S. Precious Metals, Inc. (the "Company") on Form 10-KSB for the period ended May 31, 2005, as filed with the Securities and Exchange Commission (the "Report"), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of the undersigned's knowledge, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  August 29, 2005                By:/s/ Peter Toscano
                                    Peter Toscano, Chief Executive Officer
                                    (Principal Executive Officer)


Dated:  August 29, 2005                By:/s/ Jack Wagenti
                                    Jack Wagenti,
                                    Principal Financial Officer